UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2011 (December 21, 2011)

WIN GLOBAL MARKETS, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51255	98-0374121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Igal Alon Street, Tel-Aviv, Israel	67891
(Address of principal executive offices)	(Zip Code)

(972)-73-755-4500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported on the registrant’s Current Report on Form 8-K dated December 4, 2011 (the “December 4 8-K”), which is incorporated herein by reference, on December 4, 2011, the registrant entered into a securities purchase agreement (the "SPA") with HV Markets Limited (the “Investor”), effective December 1, 2011, pursuant to which the registrant agreed to sell to the Investor an aggregate of 12,500,000 shares of restricted common stock (the "Investor's Shares") at a price of $0.10 per share and agreed to issue a warrant to purchase 6,250,000 shares of common stock (the "Warrant"), at exercise prices per share of $0.10.  No separate consideration will be paid for the Warrant.  The description of the Warrant and the SPA is a summary only and is qualified in its entirety by reference to Exhibit 4.1 and Exhibit 10.1, respectively, of the December 4 8-K, which are incorporated herein by reference.

On December 21, 2011, the registrant and the Investor agreed to amend the SPA (the “SPA Amendment”) to extend the closing date for the sale of the Investor’s Shares and the issuance of the Warrant from December 22, 2011 to on or about January 23, 2012 (the “Extended Closing”).  A copy of the SPA Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the SPA Amendment is a summary only and is qualified in its entirety by reference to Exhibit 10.1. The aggregate net proceeds from the sale of the Investor's Shares and the issuance of the Warrant will be $1,250,000, with $995,000 of such proceeds having been received by the registrant as of the date of this Current Report on Form 8-K, and the remainder to be received at the Extended Closing.

The securities offered and to be sold under the SPA, as amended by the SPA Amendment, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act and applicable state securities laws.  This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute any offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

10.1           First Amendment to Securities Purchase Agreement, dated  December 21, 2011, between the registrant and HV Market Limited.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WIN GLOBAL MARKETS, INC. (registrant)

Date: December 22, 2011	By:	/s/ Shimon Citron
Shimon Citron
Chief Executive Officer